UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 18, 2021

GreenVision Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39136	84-3015108
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Penn Plaza, 36th Floor

New York, NY 10019

(Address of Principal Executive Offices, and Zip Code)

(212) 786-7429

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of share of Common Stock, one redeemable warrant, and one right	GRNVU	The Nasdaq Stock Market LLC
Common Stock, $0.00001 par value	GRNV	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Common Stock	GRNVW	The Nasdaq Stock Market LLC
Rights, each to receive one-tenth (1/10) of one share of Common Stock	GRNVR	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

Item 8.01 Other Events.

On June 18, 2021, Helbiz Inc. (“Helbiz”), a global leader in micro-mobility, announced that Helbiz Media (“Helbiz Media”), a newly created, wholly-owned subsidiary of Helbiz, will debut with the broadcast of the over-the-top (“OTT”) rights for the Italian Serie B Soccer Championship (“Serie B”) for the next three (3) seasons (2021-2022, 2022-2023 and 2023-2024). Pursuant to the agreement between the parties, the rights will exercisable non-exclusively in Italy and exclusively outside of Italy. Lega Nazionale Professionisti Serie B chose Helbiz Media as its exclusive international licensee because it recognized the marketing power of the Helbiz brand. The cost for the license will be approximately $12 million annually.

This new business unit will make Helbiz the first and only micro-mobility operator worldwide to launch (OTT streaming entertainment services, and Helbiz believes that Helbiz Media will increase its value by managing advertising sales for the entire Helbiz group and developing an innovative audiovisual entertainment offering.

Helbiz Media will offer a number of different levels of subscriptions, allowing subscribers to choose between Helbiz services and content offerings. Helbiz expects that its top-level subscription will continue to be called “Helbiz Unlimited” and will offer unlimited micro-mobility services as well as all of the Italian Serie B regular season and post-season matches. Helbiz Media plans on branding the specific Serie B content offering, “Helbiz Live”, and it will be accessible via smartphones, tablets, PCs and smart TVs. Helbiz expects to add more content to the Helbiz Media offerings over time and believes that Helbiz Media is poised to become a significant force in the OTT media market. As part of this plan, Helbiz Media recognizes that it must meet the highest quality standards of media delivery, so that fans of Serie B will realize the value of a Helbiz subscription and be excited to use the Helbiz family of products and services.

Thes agreement between Helbiz Media and Serie B represents an additional business line for Helbiz Media, which hopes to go live within the next 60 days in both international and Italian markets by working with broadcasters, OTT operators, agencies, and betting companies. Through Helbiz Live, Helbiz Media will promote the Serie B in the United States and Serbia, countries where Helbiz already has an established presence in micro-mobility. Helbiz Media will also partner with local media distributors in other markets to promote Helbiz Live.

A copy of the press release is attached hereto as Exhibit 99.1.

The press release is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act.

Helbiz is the business combination target of GreenVision Acquisition Corp. (“GreenVision”). On February 8, 2021, Helbiz, GreenVision Salvatore Palella (as Shareholders’ Representative) and GreenVision Merger Sub, Inc. (“Merger Sub”) entered into a Merger Agreement, as subsequently amended on April 8, 2021, pursuant to which Merger Sub will merge into Helbiz and as a result of the business combination (“Business Combination”) Helbiz will become a wholly-owned subsidiary of GreenVision.

IMPORTANT NOTICES

Participants in the Solicitation

GreenVision Acquisition Corp. and its directors and executive officers may be deemed participants in the solicitation of proxies from GreenVision’s stockholders with respect to the Business Combination. A list of the names of those directors and executive officers and a description of their interests in GreenVision is contained in the preliminary proxy statement which was filed on April 8, 2021 with the Securities and Exchange Commission (“SEC”), and in GreenVision’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC. Such filings are available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, NY 10019, Attention: Chief Financial Officer, telephone: (212) 786-7429. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the Business Combination when it is filed with the SEC.

Helbiz and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of GreenVision in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination are set forth the preliminary proxy statement which was filed on April 8, 2021 with the SEC and the definitive proxy statement for the Business Combination when it is filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

Important Information About the Business Combination and Where to Find It

In connection with the Business Combination, GreenVision has filed a preliminary proxy statement with the SEC and will file a definitive proxy statement and other relevant documents regarding the Business Combination. GreenVision will mail a definitive proxy statement and other relevant documents to its stockholders. GreenVision’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement and the amendments thereto and the definitive proxy statement and documents incorporated by reference therein filed in connection with the Business Combination, as these materials will contain important information about GreenVision, Helbiz and the Business Combination. INVESTORS AND SECURITY HOLDERS OF GREENVISION ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT GREENVISION WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT GREENVISION, HELBIZ AND THE TRANSACTION. When available, the definitive proxy statement and other relevant materials for the Business Combination will be mailed to stockholders of GreenVision as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: GreenVision Acquisition Corp., One Penn Plaza, 36th Floor, New York, NY 10019, Attention: Chief Financial Officer, telephone: (212) 786-7429.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. GreenVision and Helbiz’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, GreenVision’s and Helbiz’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination and the timing of the completion of the Business Combination. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside GreenVision’s and Helbiz’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement or could otherwise cause the Business Combination to fail to close; (2) the outcome of any legal proceedings that may be instituted against GreenVision or Helbiz following the announcement of the Merger Agreement and the Business Combination; (3) the inability to complete the Business Combination, including due to failure to obtain approval of the stockholders of GreenVision or other conditions to closing in the Merger Agreement; (4) the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; (5) the inability to obtain the listing of the common stock of the post-acquisition company on the Nasdaq Stock Market or any alternative national securities exchange following the Business Combination; (6) the risk that the announcement and consummation of the Business Combination disrupts current plans and operations; (7) the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably and retain its key employees; (8) costs related to the Business Combination; (9) changes in applicable laws or regulations; (10) the possibility that Helbiz may be adversely affected by other economic, business, and/or competitive factors; (11) the impact of COVID-19 on the combined company’s business; and (12) other risks and uncertainties indicated from time to time in the proxy statement to be filed relating to the Business Combination, including those under “Risk Factors” therein, and in GreenVision’s other filings with the SEC. Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that GreenVision considers immaterial or which are unknown. GreenVision cautions that the foregoing list of factors is not exclusive. GreenVision cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. GreenVision does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are attached to this Current report on Form 8-K.

Exhibit No.	Exhibit Title or Description

99.1	Press Release dated June 18, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

GreenVision Acquisition Corp.

Date: June 21, 2021	By:	/s/ Zhigeng (David) Fu
	Name:	Zhigeng (David) Fu
	Title:	Chief Executive Officer

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